Exhibit 99.3

Introduction to Unaudited Pro Forma Financial Statements

The following unaudited pro forma consolidated balance sheet as of September 30, 2011 and unaudited pro forma consolidated statements of income for the year ended December 31, 2010 and for the nine months ended September 30, 2011 are based on the corresponding historical financial statements of Otelco Inc. (“Otelco”) and Shoreham Telephone Company, Inc. (“Shoreham”), after giving effect to the acquisition of Shoreham which occurred on October 14, 2011.

The unaudited pro forma consolidated balance sheet gives effect to the acquisition of Shoreham as if it had occurred on September 30, 2011. The unaudited pro forma consolidated statements of income give effect to the acquisition of Shoreham as if it had occurred on January 1, 2010.

The unaudited pro forma financial statements are based on available information and certain estimates and assumptions set forth in the accompanying notes to such financial statements. These unaudited pro forma financial statements do not give effect to any integration costs or any synergies, cost savings or other operating efficiencies that could result from the acquisition. These unaudited pro forma financial statements are provided for informational purposes only, and do not purport to represent our financial condition or our results of operations that would have been achieved if the acquisition had occurred on the dates noted above, or to project the financial condition or results of operations for any future date or period.

The acquisition has been recorded at fair value in accordance with Accounting Standards Codification 805, Business Combinations, resulting in a plant acquisition adjustment for Shoreham. Otelco acquired identifiable assets associated with the territory served by Shoreham, including a non-compete agreement with one of the former owners and the customer lists. We have reflected the preliminary assessment of the purchase price allocation. It includes assignment of value to intangibles associated with a non-compete agreement and the acquisition of customers. The final assessment of the fair value of the assets and liabilities could change. Any such change would be reflected in regular quarterly financial reporting.

These unaudited pro forma financial statements should be read in conjunction with the historical financial statements of Otelco included in its annual report on Form 10-K for the year ended December 31, 2010; its quarterly reports on Form 10-Q for the fiscal quarters ended March 31, 2011, June 30, 2011 and September 30, 2011; and the historical financial statements of Shoreham included elsewhere in this Current Report on Form 8-K/A.

OTELCO INC.

Pro Forma Consolidated Balance Sheet

As of September 30, 2011
(unaudited)
	Historical
	Otelco Inc.	Shoreham Telephone	Pro Forma Adjustments		Pro Forma Consolidated
Assets

Current assets
Cash and cash equivalents	$17,761,824	$401,461	$(5,439,043	) 2	$12,724,242
Accounts receivable - customers	4,360,122	170,975			4,531,097
Unbilled receivables	2,197,367	29,684			2,227,051
Other receivables	5,486,213	178,173			5,664,386
Materials and supplies	1,999,397	134,281			2,133,678
Prepaid expenses	1,180,987	33,656			1,214,643
Deferred income taxes	626,267	-			626,267
Total current assets	33,612,177	948,230	(5,439,043)		29,121,364

Property and equipment, net	62,616,216	3,894,007	648,760	1	67,158,983

Other assets
Goodwill	188,190,078	-	(3,421,760	) 1	188,250,580
			1,321,655	1
			5,282,815	2
			(3,120,427	) 5
			(34,681	) 4
			32,900	1

Intangible assets, net	20,501,145	-	2,666,900	1	23,241,245
			23,200	1
			50,000	1

Investments	1,947,963	1,000	(1,000	) 3	1,947,963
Deferred financing costs	4,731,752	-			4,731,752
Deferred income taxes	4,415,097	-			4,415,097
Due from prior owners	-	-	34,681	4	34,681
Other assets	122,940	-			122,940

Total assets	$316,137,368	$4,843,237	$(1,956,000)		$319,024,605

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.

Pro Forma Consolidated Balance Sheet

As of September 30, 2011
(unaudited)

	Historical
	Otelco Inc.	Shoreham Telephone	Pro Forma Adjustments		Pro Forma Consolidated
Liabilities and Stockholders’ Equity (Deficit)

Current liabilities
Accounts payable	$1,460,497	$163,703			$1,624,200
Accrued expenses	7,217,175	134,385	$(1,425	) 3	7,350,135
Advance billings and payments	1,485,017	132,965			1,617,982
Deferred income taxes	353,285	-			353,285
Customer deposits	179,524	8,462			187,986
Long-term debt - current portion	-	410,928	(410,928	) 3	-
Total current liabilities	10,695,498	850,443	(412,353)		11,133,588

Deferred income taxes	42,512,576	-	1,321,655	1	45,117,951
			1,283,720	6
Interest rate swaps	830,299	-			830,299
Advance billings and payments	625,930	-			625,930
Other liabilities	401,144	-			401,144
Long-term notes payable	271,133,432	-			271,133,432
Total liabilities	326,198,879	850,443	2,193,022		329,242,344

Stockholders’ equity (deficit)
Class A stock $.01 par value - Otelco	132,214	-			132,214
Class A stock $.01 par value - Shoreham	-	43,615	(43,615	) 5	-
Additional paid in capital	-	37,560	(37,560	) 5	-
Retained earnings (deficit)	(10,193,725)	3,911,619	(156,228	) 2	(10,349,953)
			411,353	3
			(3,039,252	) 5
			(1,283,720	) 6
Total stockholders’ equity (deficit)	(10,061,511)	3,992,794	(4,149,022)		(10,217,739)

Total liabilities and stockholders’ equity (deficit)	$316,137,368	$4,843,237	$(1,956,000)		$319,024,605

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.

Notes to the Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2011

1.
The Company is still in the process of performing its allocation of the purchase, and the final allocation is subject to completion of a review by a independent valuation specialist.  Our preliminary allocation consists of:

A.	Incremental value of intangible assets of $2,666,900 related to customer relationships.
B.	Incremental value of intangible assets of $23,200 related to trade name.
C.	Purchase accounting adjustments of $648,760 to adjust net property and equipment assets acquired to fair value.
D.	Incremental value of covenant not to compete of $50,000.
E.	Incremental value of goodwill of $32,900 related to assembled workforce.
F.	Offsetting adjustment to goodwill of $3,421,760 for items as indicated above.
G.	Recognition of deferred taxes of $1,321,655.

2.
To record the activity for the acquisition.  This activity consists of transaction payments totaling $5,439,043 including payments to selling shareholders of $5,282,815 and acquisition costs of $156,228, incurred after September 30, 2011.

3.	Shoreham Telephone shareowners payoff of Yankee Farm Credit loan at closing, including using bank investment of $1,000. The payoff involved the following accounts:

Current portion long term debt	$410,928
Accrued interest	1,425
Total	$412,353

4.	Record receivable for true-up of working capital adjustment of $34,681.

5.	Reclassification of stockholders’ equity to goodwill.

6.	Record deferred tax liabilities of $1,283,720 for pre-acquisition liability.

7.	Purchase Price Allocation The following table reflects the allocation of the purchase price to the assets acquired and the liabilities assumed:

OTELCO INC.

Notes to the Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2011

Cash Paid	$5,282,815

Preliminary purchase price allocation:
Cash	$401,461
Other current assets	546,769
Property and equipment	4,542,767
Goodwill	60,502
Intangible assets	2,740,100
Other assets	34,681
Current liabilities	(438,090)
Deferred Income tax liability	(2,605,375)

Net assets acquired	$5,282,815

OTELCO INC.

Pro Forma Consolidated Statements of Income

For the Year Ended December 31, 2010
(unaudited)

	Historical
	Otelco Inc.	Shoreham Telephone	Pro Forma Adjustments		Pro Forma Consolidated

Telecommunications revenue	$104,400,219	$2,411,805	-		$106,812,024

Operating expenses
Cost of services and products	41,286,418	786,614			42,073,032
Selling, general and administrative expenses	13,074,794	763,911			13,838,705
Depreciation and amortization	23,670,243	398,139	186,501	1	24,766,323
			25,000	5
			484,892	3
			1,548	4
Total operating expenses	78,031,455	1,948,664	697,941		80,678,060

Income from operations	26,368,764	463,141	(697,941)		26,133,964

Other income (expense)
Interest expense	(24,746,542)	(10,197)	10,197	2	(24,746,542)
Change in fair value of derivatives	(878,518)	-			(878,518)
Other income	556,820	(149,242)	(16,599	) 2	390,979
Total other expense	(25,068,240)	(159,439)	(6,402)		(25,234,081)

Income before income tax expense	1,300,524	303,702	(704,343)		899,883
			(118,444	) 6
Income tax expense	(609,809)		274,694	6	(453,559)

Net income available to common stockholders	$690,715	$303,702	$(548,093)		$446,324

Weighted average shares outstanding:
Basic	12,985,629	-			12,985,629
Diluted	13,221,404	-			13,221,404

Net income (loss) per share
Basic	$0.05	$-	$-	7	$0.03
Diluted	$0.05	$-	$-	7	$0.03

Dividends declared per share	$0.71	$-	$-		$0.71

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.

Notes to the Unaudited Pro Forma Consolidated Statements of Income

For the Year Ended December 31, 2010
(unaudited)

1.	To record additional depreciation expense on acquired tangible assets which are adjusted to fair value at the acquisition date.

2.	Eliminate Shoreham Telephone historical interest expense; decrease pro forma interest income due to Otelco’s reduction of cash for Shoreham acquisition.

3.	Increase amortization expense related to customer relationships intangible asset with assigned life of 10 years.

4.	Increase in amortization expenses related to trade name asset with assigned life of 15 years.

5.	Increase in amortization expense of $25,000 related to covenant not to compete that has been assigned a two year life.

6.	Adjustments to reflect the income tax effect of the pro forma adjustments at an effective tax rate of 39.0%. Adjust historical Shoreham results to use effective tax rate of 39.0%.

7.
Basic income per common share is computed by dividing net income by the weighted-average number of shares outstanding for the period.  Diluted income per common share reflects the potential dilution that would occur had all of the issued and outstanding shares of Class B common stock been exchanged for IDSs at the beginning of the period.  On June 8, 2010, all of the Company’s issued and outstanding shares of Class B common stock were exchanged for IDSs on a one-for-one basis.  Each of the IDSs issued in the exchange includes a Class A common share.  A reconciliation of the common shares for the Company’s basic and diluted income per common share calculation is as follows:

For the Year Ended
December 31, 2010

Weighted average of common shares-basic	12,985,629
Effect of dilutive securities	235,775
Weighted average common shares and potential common shares-diluted	13,221,404
Net income available to common shareholders	$446,324
Net income per basic share	$0.03

Net income available to common stockholders	$446,324
Change in fair value of Class B derivative	-
Net income available for diluted shares	$446,324
Net income per diluted share	$0.03

OTELCO INC.

Pro Forma Consolidated Statements of Income

For the Nine Months Ended September 30, 2011
(unaudited)

	Historical
	Otelco Inc.	Shoreham Telephone	Pro Forma Adjustments		Pro Forma Consolidated

Telecommunications revenue	$76,195,809	$1,887,218	-		$78,083,027

Operating expenses
Cost of services and products	32,762,538	619,567			33,382,105
Selling, general and administrative expenses	9,485,763	571,517	(105,128	) 5	9,952,152
Depreciation and amortization	15,176,030	333,032	139,876	1	16,032,517
			18,750	6
			363,668	3
			1,161	4
Total operating expenses	57,424,331	1,524,116	418,327		59,366,774

Income from operations	18,771,478	363,102	(418,327)		18,716,253

Other income (expense)
Interest expense	(18,591,790)	(9,061)	7,137	2	(18,593,714)
Change in fair value of derivatives	1,641,032	-			1,641,032
Other income	388,686	(332,197)	(8,737	) 2	47,752
Total other expense	(16,562,072)	(341,258)	(1,600)		(16,904,930)

Income before income tax (expense) benefit	2,209,406	21,844	(419,927)		1,811,323
			(8,519	) 7
Income tax (expense) benefit	(36,013)	-	163,772	7	119,239

Net income available to common stockholders	$2,173,393	$21,844	$(264,675)		$1,930,562

Weighted average shares outstanding:
Basic	13,221,404	-			13,221,404

Net income per share
Basic	$0.16	$-	$-	8	$0.15

Dividends declared per share	$0.53	$-	$-		$0.53

See accompanying notes to the unaudited pro forma consolidated financial statements.

OTELCO INC.

Notes to the Unaudited Pro Forma Consolidated Statements of Income

For the Nine Months Ended September 30, 2011

1.	Record additional depreciation expense on acquired tangible assets which are adjusted to fair value at the acquisition date.

2.	Eliminate Shoreham Telephone historical interest expense; decrease pro forma interest income due to Otelco’s reduction of cash for Shoreham acquisition.

3.	Increase amortization expense related to customer relationships intangible asset with assigned life of 10 years.

4.	Increase amortization expense related to intangible trade name asset with assigned life of 15 years.

5.	Eliminate Shoreham’s expense related to sale of the Company.

6.	Increase in amortization expense related to covenant not to compete that has been assigned a two year life.

7.	Adjustments for income tax effect of the pro forma adjustments at an effective tax rate of 39.0%. Adjust historical Shoreham results to use effective tax rate of 39.0%.

8.
Basic income per common share is computed by dividing net income by the shares outstanding for the period. There were no dilutive shares outstanding during the period and the Company does not have any outstanding stock arrangements that might be potentially dilutive. No shares were issued as part of the acquisition of Shoreham. The Company’s basic income per common share is calculated as follows:

Nine Months Ended
September 30, 2011

Common shares outstanding	13,221,404
Net income available to common stockholders	$1,930,562
Net income per share	$0.15